STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 23rd day of December, 1997 by and between NETWORK EVENT THEATER, INC., a Delaware corporation ("Seller") and SIRROM INVESTMENTS, INC., a Tennessee corporation ("Purchaser").

                                  WITNESSETH:

      WHEREAS, Campus Voice, LLC, a Delaware limited liability company ("Campus Voice"), is presently indebted to Purchaser in the aggregate amount (principal and interest) of $2,154,772.50 (the "Loan") pursuant to certain agreements, instruments and documents more particularly described on Exhibit A attached hereto and incorporated herein by reference (the "Loan Documents"); and

      WHEREAS, Sellers desires to purchase from Purchaser all of Purchaser's right, title and interest in the Loan and the Loan Documents, and Seller desires to pay for Purchaser's right, title and interest in the Loan and the Loan Documents by conveying and issuing to Purchaser unregistered shares of Seller's common stock, the number of which is to be determined in accordance with the provisions of this Agreement (the "Shares"); and

      WHEREAS, Purchase desires to purchase the Shares from Seller by assigning and transferring to Seller all of Purchaser's right, title and interest in the Loan and the Loan Documents;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Purchase and Sale. Purchaser agrees to purchase from Seller and Seller agrees to sell and issue to Purchaser all of the Shares on the terms and conditions set forth herein. The number of shares of Seller's common stock to be purchased by Purchaser hereunder shall equal the amount of principal and interest and other amounts due and owing on the Loan as of the Effective Date (which the parties agree is $2,154,772.50) divided by the average closing price per share of Seller's publicly traded common stock over the five (5) trading days prior to the Effective Date (which the parties agree is $5.225). Accordingly, the number of Shares to be purchased is 412,397. Purchaser acknowledges that it is not relying on any representations of Seller with respect to the value of the Shares.

      2. Closing. The closing of the transactions contemplated hereby shall take place and be effective on and as of December 23, 1997 (the "Effective Date"). The closing of the

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transactions contemplated hereby is conditioned on the execution and delivery by each party of all documents and instrument required hereunder to be executed and delivered by it.

      3. Stock Certificates. Upon closing, Seller shall issue and deliver to Purchaser a certificate representing the Shares (the "Certificate"), free and clear of any and all liens, claims, encumbrances or other restrictions.

      4. Consideration. As full payment for the Shares, purchaser shall assign and transfer to Seller, WITHOUT RECOURSE OR WARRANTY (except as provided herein), all of Purchaser's right, title and interest in the Loan and the Loan Documents. Purchaser makes no representation or warranty to Seller concerning the status of the Loan or the Loan Documents or the enforceability or priority of Seller's security interests in any of Campus Voice's property or stock, and Seller hereby accepts Purchaser's right, title and interest in the Loan and the Loan Documents "AS IS", provided, however, that Purchaser represents and warrants to Seller that Purchaser has good title to the Loan and the Loan Documents, and may transfer the same, free and clear of any claim, lien or encumbrance. Purchaser further represents and warrants to Seller that it has made its own determination of the value of the Shares and Seller's business and assets and that it is not relying on any representation or warranty of Seller as to the value of the Shares or any other matter except as specifically set forth in Section 6 of this Agreement or Section 2.2 of the Loan Agreement dated of even date herewith between purchaser, Seller and Pik:Nik Media, Inc.

      5. Other Agreements. The parties shall also execute and deliver such other documents and instruments and take such other actions as may be required to give full force and effect to the transactions contemplated hereby. Without limiting the foregoing, Purchaser shall execute and deliver to Seller an Assignment of Loan Documents in the form attached hereto as Exhibit B and UCC-3 statements of assignment evidencing the transfer to Seller of Purchaser's security interests in Campus Voice's personal property.

      6. Representations, Warranties and Covenants of Seller. Seller represents, warrants and covenants to Purchaser as follows:

            (a) Corporate Existence. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) Authorization. Seller has full legal right, power and authority to enter into and perform its obligations hereunder, without the consent or approval of any other person, firm, governmental agency or other legal entity. The execution and delivery of this Agreement and the


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

      performance by Seller of its obligations hereunder are within the corporate powers of Seller and have been duly authorized by all necessary corporate action properly taken. Seller has received all necessary governmental approvals, if any were required, to execute and deliver this Agreement and to perform the transactions contemplated hereby and suggest execution, delivery and performance do not and will no contravene or conflict with any provision of law, any judgment, ordinance, regulation or order of any court or governmental agency, the certificate of incorporation or bylaws of Seller, or any agreement binding upon Seller or its properties. The officer executing this Agreement is duly authorized to act on behalf of Seller.

            (c) Validity and Binding Effect. This Agreement is the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject only to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

            (d) Status of Shares. Seller represents, warrants and covenants that the Shares will, upon issuance, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof.

      7. Representations of Purchaser. To induce Seller to sell the Shares and to issue to Purchaser the Certificate, Purchaser hereby represents and warrants to Seller as follows:

            (a) Purchaser is aware that (i) no registration statement relating to the Shares has been filed under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, (ii) the Shares may not be transferred or resold except as permitted under the Securities Act and such state securities laws, pursuant to registration or exemption therefrom, and (iii) Seller wi11 refuse to allow any transfer of the Shares in violation of the Securities Act or such state securities laws;

            (b) Purchaser is acquiring the Shares for investment, for Purchaser's own account and not with a view to the distribution thereof;

            (c) Purchaser is a Tennessee corporation with its principal place of business and chief operating office located in Nashville, Tennessee; and

            (d) Purchaser understands that the foregoing representations, warranties, acknowledgments and agreements


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

      will be relied upon by Seller as a basis for exemption of the issuance of the Shares from the registration requirements of the Securities Act and any applicable state securities laws.

      8. Registration Rights. Seller hereby agrees to file a registration statement covering the Shares with the United States Securities Exchange Commission ("SEC") by February 15, 1998. Seller hereby agrees to use its best efforts to cause such registration to be declared effective by the SEC within six (6) months from the Effective Date.

      9. Prohibition on Transfer of Shares. Purchaser hereby agrees not to sell more than one-half (1/2) of the Share prior to the one (1) year anniversary of the Effective Date. Otherwise, Purchaser may freely transfer any or all of the Shares.

      10. Specific Performance. Without limiting any of their other remedies that may exist, whether at law or in equity, each party shall be entitled to a court order or decree against any party violating or attempting to violate the provisions this Agreement requiring specific performance of any of the provisions contained herein. The parties agree that the right to obtain such a remedy in the event of a violation or attempted violation of this Agreement is essential to the parties.

      11. Applicable Law. The internal laws of the State of Tennessee shall govern and be controlling in the determination of the validity, interpretation and construction of this Agreement and of all questions relating to the performance and consummation hereof.

      12. Binding on Successors, Assigns, Heirs, Etc. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, transferees, heirs, executors and administrators.

      13. Waivers. No failure to enforce any term, condition or provision of this Agreement shall operate as a waiver of such term, condition or provision, or as a waiver of any other term, condition or provision hereof.

      14. Headings. The Section headings herein, where they appear, are for convenience only, and shall not affect the construction or interpretation of this Agreement.

      15. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if any such invalid or unenforceable provision was omitted.


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

      16. Attorney's Fees. In the event of litigation between parties concerning the subject matter of this Agreement, the prevailing party shall be entitled to receive its attorneys' fees court costs and related expenses from the nonprevailing party.

      17. Survival of Representations Warranties and Covenants. All representations, warranties and covenants contained herein survive the closing.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                              SELLER:

                                              NETWORK EVENT THEATER, INC., a
                                              Delaware corporation

                                              By: /s/ Harlan D. Peltz
                                              ----------------------------------
                                              Typed Name: Harlan D. Peltz
                                              Title: Chairman and CEO

                                              PURCHASER:

                                              SIRROM INVESTMENTS, INC., a
                                              Tennessee corporation

                                              By: /s/ Jeff Armstrong
                                              ----------------------------------
                                              Typed Name: Jeff Armstrong
                                              Title: VP

      The undersigned hereby acknowledges and agrees to the transfer and assignment of the Loan and the Loan Documents described herein.

                                              CAMPUS VOICE, LLC, a Delaware
                                              limited liability company

                                              By: /s/ Bruce L. Resnik
                                              ----------------------------------
                                              Typed Name: Bruce L. Resnik
                                              Title: EVP/CFO


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